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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                     ----------------------------------

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): January 21, 2005



                           ZOLTEK COMPANIES, INC.
           (Exact name of registrant as specified in its charter)

    MISSOURI                      0-20600                   43-1311101
 (State or other              (Commission File           (I.R.S. Employer
 jurisdiction of                   Number)                Identification
  organization)                                               Number)

 3101 MCKELVEY ROAD
 ST. LOUIS, MISSOURI                                           63044
 (Address of principal executive offices)                    (Zip Code)


                               (314) 291-5110
            (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  / / Written communications pursuant to Rule 425 under the Securities Act. / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
  / / Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act.
  / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

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ITEM 7.01    REGULATION FD DISCLOSURE.

             On January 17, 2005, Zoltek Companies, Inc. (the "Company") issued a press release announcing the entry into a commercial carbon fiber supply agreement with TechFab, LLC of Anderson, South Carolina, pursuant to which the Company will supply carbon fiber for the manufacture of patented carbon reinforcing grids (known as C-GRID(TM)) for use in precast concrete components and structures. A copy of the press release is attached hereto and incorporated herein as Exhibit 99. This Form 8-K, including Exhibit 99 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM  9.01   FINANCIAL STATEMENTS AND EXHIBITS.

             (c) The following exhibit is filed as part of this report:

             Exhibit Number                     Description
             --------------                     -----------

                   99                 Press Release issued by the Company
                                      on January 17, 2005.

                                  *  *  *

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                                 SIGNATURES

             Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 21, 2005

                                            ZOLTEK COMPANIES, INC.



                                            By  /s/ KEVIN SCHOTT
                                               -----------------------
                                               Kevin Schott
                                               Chief Financial Officer

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                                EXHIBIT INDEX

      Exhibit
      Number                                 Description
      ------                                 -----------

        99                      Press Release, dated January 17, 2005.


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